Execution Version

FIFTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT)

AND AMENDMENT TO PROJECT LOAN COMMITMENT

This Fifth Modification Agreement (AD&C Loan Agreement) and Amendment to Project Loan Commitment (this “Amendment”), dated as of March 30, 2012 (subject to the effectiveness hereof as provided in Paragraph 12 below, the “Effective Date”), is entered into by and among (i) Bluegreen Vacations Unlimited, Inc., a Florida corporation (“Bluegreen Vacations”), (ii) Bluegreen Nevada, LLC, a Delaware limited liability company (“Bluegreen Nevada”) (collectively, “Borrower”), (iii) Bluegreen Corporation, a Massachusetts corporation (“Bluegreen”, and collectively with Borrower, the “Borrower Parties”), and (iv) Resort Finance America, LLC, a Delaware limited liability company (“Lender”), successor-by-assignment to GMAC Commercial Finance, LLC, a Delaware limited liability company (“GMACCF”).

R E C I T A L S:

A.                 Residential Funding Company, LLC, a Delaware limited liability company, formerly known as Residential Funding Corporation, a Delaware corporation (“Original Lender”) made a loan (the “Loan”) to Borrower in the amount of up to ONE HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($150,000,000.00), governed by that certain Loan Agreement, dated as of February 10, 2003, entered into by and between Borrower and Original Lender, as amended by (i) that certain Modification Agreement (AD&C Loan Agreement), dated as of September 10, 2003; (ii) that certain Second Modification Agreement (AD&C Loan Agreement), dated as of September 15, 2004; (iii) that certain Third Modification Agreement (AD&C Loan Agreement), dated as of February 15, 2006; and (iv) that certain Fourth Modification Agreement (AD&C Loan Agreement) and Amendment to Project Loan Commitments, dated as of July 1, 2009 (as the same may have been amended, restated, or modified from time to time, the “Loan Agreement”), and evidenced by that certain Revolving Promissory Note, dated as of February 10, 2003 (as the same may be amended, restated, or modified from time to time, including the Note Addendum as hereinafter defined, the “Note”), executed by Borrower, as maker, payable to Original Lender in the original stated principal amount of $15,000,000, said original stated principal amount having been increased and amended to the stated principal amount of $150,000,000.00 (all such indebtedness being hereinafter referred to as the “Indebtedness”).

B.                 Original Lender previously assigned all right, title and interest in and to (but not the funding obligations under) the Loan Agreement and all Loan Documents (as defined in the Loan Agreement, hereinafter collectively, the “Loan Documents”) to RFC Resort Funding, LLC, predecessor by merger to GMACCF. Original Lender subsequently assigned all funding obligations under the Loan Agreement to GMACCF. GMACCF subsequently assigned all right, title and interest in and to the Loan Agreement and all Loan Documents to Lender. Lender presently is the owner of all right, title and interest in and to the Loan Documents. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement, as applicable.

C.                 In connection with the Loan Agreement, Borrower and Lender executed that certain Project Commitment, dated as of May 18, 2006, as amended by (i) that certain Amendment No. 1 to Project Commitment, dated as of July 31, 2007, and (ii) that certain Amendment No. 2 to Project Commitment, dated as of July 30, 2008 (as the same may have been amended, restated, or modified from time to time, the “Bluegreen Club 36 Project Commitment”), with respect to the timeshare resort known as the Bluegreen Club 36 Resort in Clark County, Nevada (formerly known as McCarran Village) (the “Bluegreen Club 36 Resort”). The Project Loan Amount (as defined in the Bluegreen Club 36 Project Commitment) was not to exceed $100,302,174.00 (the “Bluegreen Club 36 Project Loan”).

D.                 Borrower’s obligations to Lender under the Note and the Loan Documents are secured by, among other things:

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Bluegreen Resorts

(i)  with respect to the Bluegreen Club 36 Resort, that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements, dated as of May 18, 2006 (the “Bluegreen Club 36 Deed of Trust”), filed May 19, 2006, under Clerk’s File No. 20060519-0003982 in the Official Public Records of Clark County, Nevada, executed by Bluegreen Vacations to First American Title Insurance Company, as trustee, for the benefit of Original Lender, as amended by (1) that certain Substitution of Trustee and Partial Reconveyance of Deed of Trust, dated as of July 25, 2008, recorded July 30, 2008, under Clerk’s File No. 20080730-0003216 in the Official Public Records of Clark County, Nevada; and (2) that certain Amendment No. 1 to and Ratification and Assumption of Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements, dated as of July 30, 2008, recorded in the Official Public Records of Clark County, Nevada, granting to Original Lender a first-priority lien on the Bluegreen Club 36 Resort, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; the Bluegreen Club 36 Deed of Trust was assigned from Original Lender to GMACCF by that certain Assignment of Deed of Trust, dated as of July 31, 2008, filed for record on August 21, 2008, under Clerk’s File No. 20080821-0004974 in the Official Public Records of Clark County, Nevada; the Bluegreen Club 36 Deed of Trust was subsequently assigned by GMACCF to Lender by that certain Assignment of Deed of Trust, dated as of September 13, 2010, filed for record on October 6, 2010, under Clerk’s File No. 201010060-000897 in the Official Public Records of Clark County, Nevada;

(ii)  (1)  that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of July 1, 2009 (the “Linville Falls Deed of Trust”), filed July 17, 2009, under Clerk’s File No. 2009003236, at Book RE 439, Pages 1749 – 1785, in the Register of Deeds Office of Avery County, North Carolina, executed by Borrower to Chicago Title Insurance Company, as trustee, for the benefit of GMACCF, granting to GMACCF a first-priority lien and security interest to secure the Indebtedness in and to that portion of the real property located in Avery County, North Carolina more particularly described therein (the “Linville Falls Property”); the Linville Falls Deed of Trust having been assigned from GMACCF to Lender by that certain Assignment of Deed of Trust, dated as of September 13, 2010, filed for record on October 18, 2010, under Clerk’s File No. 2010003879, at Book RE 450, Pages 2319 – 2321, in the Register of Deeds Office of Avery County, North Carolina; (2) that certain Assignment of Construction Agreements and Development Items (the “Linville Falls Assignment”), granting to Lender a first-priority security interest in certain documents, agreements and other items relevant to the development of the Linville Falls Property; and (3) that certain Hazardous Substances Remediation and Indemnification Agreement (the “Linville Falls HazMat Indemnity”), indemnifying Lender with respect to claims and obligations regarding hazardous materials on, in, or about the Linville Falls Property; and

(iii)  (1)  that certain Mortgage, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of July 1, 2009 (the “North Myrtle Beach Mortgage”), filed July 17, 2009, at Book 5188, Page 2071, in the records of the Register of Deeds of Horry County, South Carolina, executed by Borrower to GMACCF, granting to GMACCF a first-priority lien and security interest to secure the Indebtedness in and to that portion of the real property located in Horry County, South Carolina more particularly described therein (the “North Myrtle Beach Property”); the North Myrtle Beach Mortgage having been assigned from GMACCF to Lender by that certain Assignment of Mortgage, dated as of September 13, 2010, filed for record on October 19, 2010, at Book 5282, Page 3346, in the records of the Register of Deeds of Horry County, South Carolina; (2) that certain Assignment of Construction Agreements and Development Items (the “North Myrtle Beach Assignment”), granting to Lender a first-priority security interest in certain documents, agreements and other items relevant to the development of the North Myrtle Beach Property; and (3) that certain Hazardous Substances Remediation and Indemnification Agreement (the “North Myrtle Beach HazMat Indemnity”), indemnifying Lender with respect to claims and obligations regarding hazardous materials on, in, or about the North Myrtle Beach Property.

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Bluegreen Resorts

E.                  Borrower’s obligations to Lender under the Note and the Loan Documents are also secured by, among other things, that certain Guaranty Agreement, dated as of February 10, 2003 (the “Guaranty”), executed by Bluegreen in favor of Original Lender.

F.                  Lender and the Borrower Parties hereby desire to modify the Loan Agreement and the Loan Documents as herein provided, subject to the terms, conditions, covenants and limitations contained in this Amendment.

A C K N O W L E D G M E N T S:

(a)                The Borrower Parties and Lender hereby acknowledge and agree to the accuracy of all Recitals included in this Amendment.

(b)               The Borrower Parties acknowledge and agree that as of March 30, 2012, (i) the outstanding principal amount of the Bluegreen Club 36 Project Loan is Eighteen Million, Eighty-Eight Thousand, Eight Hundred Eighty-Four and 23/100 Dollars ($18,088,884.23), exclusive of interest, costs, fees, and other expenses payable by Borrower under the Loan Agreement, and (ii) the Indebtedness is without offset, reduction, or counterclaim.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to the above Recitals, Acknowledgments and as follows:

1.                  Definitions. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement. Unless otherwise specified, all section references herein refer to sections of the Loan Agreement.

2.                  No Further Obligation to Advance. The Borrower Parties hereby acknowledge and agree that, notwithstanding anything to the contrary set forth in Section 2.1 of the Loan Agreement, from and after the Effective Date, Lender (including its predecessors, successors, assigns or affiliates) has no prior or further obligation whatsoever to advance Loan disbursements under the Loan Agreement or otherwise.

3.                  Funding Costs of Interest Payments. From and after the Effective Date, Borrower agrees to fund any and all costs of interest payments under the Loan directly out of its own funds.

4.                  Extended Repayment Date and Restructure of Payments under Bluegreen Club 36 Project Commitment. As of the Effective Date, the Bluegreen Club 36 Project Commitment shall be amended to provide that (i) the Project Loan Repayment Date for Bluegreen Club 36 Project Loan, as defined in the Bluegreen Club 36 Project Commitment, shall be redefined as December 31, 2012; and (ii) the Minimum Required Principal Payments, as defined in the Bluegreen Club 36 Project Commitment, shall be redefined as follows:

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Bluegreen Resorts

Borrower is required to make the following minimum cumulative principal payments, inclusive of all principal payments made to Lender (including its predecessors, successors, assigns or affiliates) on the Bluegreen Club 36 Project Loan from inception, towards the repayment of the Project Loan at the following times:

Date	Minimum Cumulative
Principal Reduction

12/31/12 (as may be extended as
provided below)
(Project Loan Repayment Date)	Outstanding Loan Balance

5.                  Extension of Project Loan Repayment Date.

(a)                At any time during the period from and after the Effective Date and up to 30 days prior to the Project Loan Repayment Date for the Bluegreen Club 36 Project Commitment (as redefined in Paragraph 4 above), at the option of Borrower (but subject to the conditions set forth in clause (b) below), the Project Loan Repayment Date may be extended until June 30, 2013 (such extension, the “Extension”).

(b)               Each of the following shall be conditions precedent to the Extension of the Project Loan Repayment Date for the Bluegreen Club 36 Project Commitment:

(i)                 Lender shall have received, not less than thirty (30) days prior to December 31, 2012, written notice (the “Extension Notice”) of Borrower’s intent to exercise its option to extend the Project Loan Repayment Date for the Bluegreen Club 36 Project Commitment,

(ii)               No Event of Default shall have occurred and be continuing as of the date of Lender’s receipt of the Extension Notice or as of the Project Loan Repayment Date, prior to giving effect to the Extension,

(iii)             Fifty percent (50%) of the Loan Amount and one hundred percent (100%) of all accrued interest and fees due as of the Project Loan Repayment Date, prior to giving effect to the Extension, shall have been paid to and received by Lender,

(iv)             Borrower shall have paid to Lender a fee (the “Extension Fee”) in an amount equal to two and one-half percent (2.5%) of the outstanding balance owing by Borrower to Lender pursuant to the Loan Documents on the Project Loan Repayment Date, prior to giving effect to the Extension, which Extension Fee will be due and payable as of the Project Loan Repayment Date; and

(v)               Borrower shall have paid the costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of the Extension and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel.

6.                  Lender’s Release Price under Bluegreen Club 36 Project Commitment. As of the Effective Date, the Bluegreen Club 36 Project Commitment shall be amended to provide that, upon the closing of the sale of any Time-Share Interest at Bluegreen Club 36 Resort, whether in whole or in part, Lender shall receive, as of the 20th day of the month following the month of such sale or sales, twenty-five percent (25%) of the gross sale proceeds tendered by, or on behalf of, the purchaser thereof as shown on the closing statement therefor.

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Bluegreen Resorts

7.                  Loan Fee. In consideration of Lender’s agreement to Borrower to extend and redefine the Project Loan Repayment Date for the Bluegreen Club 36 Project Commitment from June 30, 2012 to December 31, 2012, as provided in Paragraph 4, above, Borrower agrees to pay to Lender a loan fee (the “Loan Fee”) on the Effective Date in an amount equal to two percent (2.0%) of the outstanding principal amount of the Bluegreen Club 36 Project Loan as of the Effective Date (i.e., 2.0% of $18,088,884.23, or $361,777.68, assuming an Effective Date of March 30, 2012). The Loan Fee is separate from, and in addition to, interest on the Indebtedness that has accrued during the month of March, 2012, which will be paid separately on the Effective Date.

8.                  Interest Rate. The definition of “Interest Rate”, as set forth in Section 1.1 of the Loan Agreement, is hereby amended as of the Effective Date to read in full as follows:

“Interest Rate” means the fixed interest rate per annum equal to ten percent (10%).

9.                  Maturity Date. The definition of “Maturity Date,” as set forth in Section 1.1. of the Loan Agreement, is hereby amended as of the Effective Date to read in full as follows:

“Maturity Date” shall have the meaning given it in the Note.

10.              Liens on Additional Bluegreen Club 36 Collateral. Contemporaneously with the execution of this Amendment, Bluegreen Vacations shall execute, acknowledge, and deliver to Lender: (i) the Amendment No. 2 to and Ratification of Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements in the form attached hereto as Schedule 1 (the “Bluegreen Club 36 Deed of Trust Amendment”), granting to Lender a first-priority lien and security interest to secure the Indebtedness in and to that portion of the real property located in Clark County, Nevada more particularly described therein, subject to the exceptions to title previously accepted by Lender (the “Additional Bluegreen Club 36 Property”).

Borrower shall be responsible for the payment of all title premiums for the issuance of either a mortgagee policy or an endorsement to Lender’s existing policies of title insurance in favor of Lender for the Bluegreen Club 36 Deed of Trust Amendment (including coverage for the Additional Bluegreen Club 36 Property), as well as all taxes, recording fees, or other assessments payable on account of the Bluegreen Club 36 Deed of Trust Amendment. Lender’s counsel will hold the Bluegreen Club 36 Deed of Trust Amendment in escrow until such time as the title commitment for the Additional Bluegreen Club 36 Property is reasonably acceptable to Lender, at which time it shall record such documents in the appropriate real property records (subject to Borrower’s obligation set forth above to pay any and all taxes, recording fees, or other assessments payable on account of such recording).

11.              Reporting Requirements. The “Reporting Requirements”, as set forth in Section 5.2 of the Loan Agreement, are hereby amended as follows:

(a)                Monthly Sales Reports and Sales Information. Lender hereby requests the Monthly Sales Reports and Sales Information, being a sales report showing the number of sales and closings of Time-Share Interests and the aggregate dollar amount and aggregate points thereof during such month, for each month, beginning with the month of April, 2012, and continuing through the Project Loan Repayment Date for the Bluegreen Club 36 Project Commitment, including any Extension thereof. It shall not be necessary for Lender to make any further request for the Monthly Sales Reports and Sales Information in order for Borrower to be obligated to furnish such information, within the times provided by Section 5.2(3) of the Loan Agreement.

(b)               Compliance Certificate. Concurrently with the quarterly financial reports delivered pursuant to Section 5.2(1) of the Loan Agreement, Borrower shall furnish or cause to be furnished to the Lender, a Compliance Certificate in the form of Schedule 2 attached hereto, certifying as to compliance at the end of such quarter with the applicable financial covenants contained in Section 5.5 of the Loan Agreement.

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Bluegreen Resorts

12.              Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

12.1          Lender shall have received this Amendment, duly executed by the Borrower Parties, not later than March 30, 2012, at 5:00 p.m. (Central time);

12.2          The representations and warranties contained herein and in the Loan Agreement and the Loan Documents shall be true and correct on and as of the Effective Date;

12.3          No Potential Defaults or Events of Default under the Loan Agreement or the Loan Documents shall have occurred and be continuing;

12.4          Lender’s receipt from Borrower the payment in full of (a) the Loan Fee and (b) Lender’s reasonable legal fees, consulting fees, and appraisal fees incurred in connection with the negotiation and preparation of this Amendment in the amount of $24,500, pursuant to Section 9.6 of the Loan Agreement; and

12.5          Lender’s receipt of (a) a Note Addendum in the form attached hereto as Schedule 3 and evidencing the modification and extension of the existing Note in accordance with this Amendment (the “Note Addendum”), and (b) the Bluegreen Club 36 Deed of Trust Amendment, each duly executed and, where applicable, acknowledged, by all parties thereto; provided if such title is not reasonably acceptable to Lender, Borrower may satisfy such requirement by providing substitute collateral reasonably acceptable to Lender.

If the foregoing conditions precedent in Paragraphs 12.1 through 12.5 have not been satisfied, as determined by Lender in its sole discretion, by 5:00 p.m. (Central time) on March 30, 2012, then this Amendment shall be deemed irrevocably withdrawn and of no further force or effect. The Effective Date shall be the last day that the conditions precedent in Paragraphs 12.1, 12.4 and 12.5 have been satisfied.

13.              Additional Covenants. Borrower agrees to the satisfaction of and compliance with the following conditions, unless specifically waived in writing by Lender:

13.1          Lender’s receipt from First American Title Insurance Company or Chicago Title Insurance Company, as applicable, not later than April 27, 2012, of (a) either (i) a new mortgagee policy in favor of Lender for the Bluegreen Club 36 Deed of Trust, as amended by the Bluegreen Club 36 Deed of Trust Amendment, or (ii) an endorsement to the existing mortgagee’s title in favor of Lender for the Bluegreen Club 36 Deed of Trust Amendment, covering the Additional Bluegreen Club 36 Property, subject to Lender’s reasonable approval and subsequent finalization thereof with First American Title Insurance Company and Borrower (and subject to Borrower’s obligation to pay the title premiums and other costs associated therewith), as provided in Paragraphs 5 and 10 above, and (b) to the extent available, one or more endorsements assuring the continuation of Lender’s existing mortgagee’s policies covering the Bluegreen Club 36 Deed of Trust, if applicable, the Linville Falls Deed of Trust, and the North Myrtle Beach Mortgage, without impairment as a result of the execution and delivery of this Amendment and the Note Addendum.

14.              Ratifications, Representations and Warranties.

14.1          The terms and provisions set forth in this Amendment shall supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly set forth in this Amendment, the terms and provisions of the Loan Agreement and each of the Loan Documents are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Loan Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms.

14.2          Each party comprising Borrower, as set forth in the opening paragraph to this Agreement (hereafter, a “Borrower Party” and collectively with Bluegreen, the “Borrower Parties”) hereby represents and warrants to Lender as follows:

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Bluegreen Resorts

(a)                Each Borrower Party hereby represents and warrants that the execution, delivery and performance of this Amendment and any and all other agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate, limited liability company, or partnership action, as applicable, on the part of such Borrower Party, and will not violate (i) the By-Laws, Limited Partnership Agreement, or Operating Agreement of such Borrower Party, or (ii) the By-Laws or Operating Agreement of the general partner of such Borrower Party, as and if applicable.

(b)               Each Borrower Party hereby represents and warrants that the representations and warranties contained in this Amendment, the Loan Agreement, and the Loan Documents are true and correct on and as of the Effective Date as though made on and as of such date;

(c)                Each Borrower Party hereby represents and warrants that no Potential Default or Event of Default under the Loan Agreement (as herein amended) has occurred and is continuing, unless such Potential Default or Event of Default has been specifically waived in writing by Lender;

(d)               Each Borrower Party hereby represents and warrants that the consummation of the transactions contemplated hereby will not (i) violate any provision of the organizational documents or governing instruments of such Borrower Party, (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such Borrower Party, or (iii) constitute a violation by such Borrower Party of any law or regulation of any jurisdiction applicable to such Borrower Party; and

(e)                Each Borrower Party hereby represents and warrants that this Amendment was reviewed by such Borrower Party, and acknowledges and agrees that such Borrower Party (i) understands fully the terms of this Amendment and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other persons as such Borrower Party may wish, and (iii) has entered into this Amendment of its own free will and accord and without threat or duress; and such Borrower Party hereby represents and warrants that this Amendment and all information furnished to Lender are made and furnished in good faith, for value and valuable consideration; and this Amendment has not been made or induced by any fraud, duress or undue influence exercised by Lender or any other person.

15.              Confirmation of Guaranty. Bluegreen consents to the execution of this Amendment and acknowledges that it is its desire to fully guarantee the payment and performance in full of the loan made pursuant to the terms of the Loan Agreement and the other Loan Documents, as amended hereby, in accordance with the terms and conditions of the Guaranty (as amended herein). Bluegreen hereby: (a) reaffirms and restates as of the Effective Date all of such Bluegreen’s representations and warranties set forth in the Guaranty (as amended herein); (b) affirms that the Guaranty (as amended herein) shall remain in full force and effect with respect to the Indebtedness; (c) affirms that its liability under the Guaranty (as amended herein) shall continue undiminished by this Amendment and the documents executed in connection herewith; (d) represents and warrants that no event has occurred and no condition currently exists that would constitute a default under the Guaranty (as amended herein) by Bluegreen or under the Loan Agreement or any of the other Loan Documents by Borrower or any other surety; and (e) acknowledges that Original Lender, GMACCF and Lender have performed and are not in default of their obligations under the Loan Documents as of this date and that there are no offsets, defenses or counterclaims with respect to any obligation of Borrower under the Loan Documents or of Bluegreen under the Guaranty (as amended herein).

16.              Miscellaneous.

16.1          Misrepresentation. The Borrower Parties shall indemnify and hold Lender harmless from and against any losses, damages, costs and expenses (including reasonable attorneys’ fees) incurred by Lender as a direct or indirect result of (a) breach of any representation or warranty contained in this Amendment, or (b) any breach or default under any of the covenants or agreements contained in this Amendment.

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Bluegreen Resorts

16.2          Consent to Merger. Lender agrees to execute and deliver, within fourteen (14) days of the Effective Date, a consent to (a) the Agreement and Plan of Merger (the “Plan of Merger”), entered into as of November 11, 2011, by and among BFC Financial Corporation, a Florida corporation, BXG Florida, LLC, a Florida limited liability Company, and Bluegreen, and (b) the consummation of the Plan of Merger, thereby waiving any prohibition to the contrary in that certain Loan and Security Agreement, originally between Original Lender, Bluegreen, Bluegreen Vacations, and Bluegreen/Big Cedar Vacations, LLC, as borrowers, dated February 10, 2003, pursuant to which Original Lender agreed to make a revolving receivables loan to the Receivables Loan Borrower in the original maximum principal amount of $50,000,000, as amended by various agreements, including, without limitation, (i) that certain Modification Agreement (Receivables Loan and Security Agreement), dated as of September 10, 2003; (ii) that certain Second Modification Agreement (Receivables Loan and Security Agreement), dated as of September 15, 2004; and (iii) that certain Third Modification Agreement (Receivables Loan and Security Agreement), dated as of February 15, 2006 (as amended and modified from time to time, the “Receivables Loan Agreement”). Original Lender subsequently assigned all right, title and interest in and to the Receivables Loan Agreement and all loan documents related thereto to GMACCF. GMACCF subsequently assigned all right, title and interest in and to the Receivables Loan Agreement and all loan documents related thereto to Lender.

16.3          Covenants and Agreements. The Borrower Parties hereby agree and acknowledge that they are well and truly indebted to Lender for the Indebtedness (without offset, counterclaim, or reduction) pursuant to the terms of the Loan Agreement and the Loan Documents, and hereby agree to observe, comply with and perform all of the obligations, terms and conditions under or in connection with the Loan Agreement and the Loan Documents.

16.4          Ratification of Liens and Security Interests. The Borrower Parties hereby acknowledge and agree that the liens and security interests of the Loan Agreement and the Loan Documents (including specifically, but without limitation, the liens and security interest under the Bluegreen Club 36 Deed of Trust, the Linville Falls Deed of Trust, and the North Myrtle Beach Mortgage) are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by Lender in writing and as otherwise permitted under the Loan Agreement or the Loan Documents.

16.5          No Waiver. The Borrower Parties agree that nothing contained in this Amendment shall affect or impair the validity or priority of the liens and security interests under the Loan Agreement or the Loan Documents. Lender and the Borrower Parties further reserve all of their respective rights and remedies under the Loan Agreement and the Loan Documents, except as expressly modified herein.

16.6          Survival of Representations and Warranties. Except as provided otherwise in this Amendment, all representations and warranties made in the Loan Agreement or any of the Loan Documents including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by Lender or any subsequent event shall affect the representations and warranties or the right of Lender to rely upon them.

16.7          Expenses. The Borrower Parties agree to pay the reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel, consulting fees, and appraisal fees.

16.8          Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

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Bluegreen Resorts

16.9          Headings. The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

16.10      Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or electronically, in portable document format, shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

16.11      No Commitment. The Borrower Parties agree that Lender has made no commitment or other agreement regarding the Loan Agreement or the Loan Documents, except as expressly set forth therein or in this Amendment. The Borrower Parties warrant and represent that they will not rely on any commitment, further agreement to forbear or other agreement on the part of Lender unless such commitment or agreement is in writing and signed by Lender.

16.12      Survival. All representations, warranties, covenants and agreements of the parties made in this Amendment shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

16.13      Time of Essence. The parties to this Amendment have agreed specifically with regard to the times for performance set forth in this Amendment. Further, the parties to this Amendment acknowledge that the agreements with regard to the times for performance are material to this Amendment. Therefore, the parties agree and acknowledge that time is of the essence to this Amendment.

16.14      Law Governing. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF ARIZONA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

16.15      Waiver; Modification. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF LENDER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY. Further, any failure by Lender to exercise any right, privilege or remedy shall not directly or indirectly in any way whatsoever either: (a) impair, prejudice, or otherwise adversely affect Lender’s right at any time to exercise any right, privilege, or remedy in connection with the Loan Agreement and the other Loan Documents, or (b) constitute any course of dealing or other basis for altering any obligations of Borrower or any right, privilege, or remedy of Lender under the Loan Agreement or the Loan Documents.

FIFTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT)	PAGE 9
Bluegreen Resorts

16.16      Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

16.17      Final Agreement. THIS AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE. NEITHER THIS AMENDMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

16.18      Release by Borrower Parties. EACH OF THE BORROWER PARTIES HEREBY ACKNOWLEDGES THAT AS OF THE EFFECTIVE DATE IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ORIGINAL LENDER, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS, AND EACH OF THE BORROWER PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE DATE, WHICH SUCH RELEASING PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, SUCCESSORS, ASSIGNS, AND PREDECESSORS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF THE BORROWER PARTIES HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS ARISING OUT OF OR RELATED TO LENDER’S OR ORIGINAL LENDER’S ACTIONS, OMISSIONS, STATEMENT, REQUESTS OR DEMANDS ORIGINATING ON OR PRIOR TO THE EFFECTIVE DATE IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF BORROWER TO LENDER, WHICH INDEBTEDNESS WAS EVIDENCED BY THE LOAN AGREEMENT AND THE LOAN DOCUMENTS.

FIFTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT)	PAGE 10
Bluegreen Resorts

16.19      Agreement Binding on Each of the Borrower Parties and Lender. Each of the Borrower Parties and Lender agree that this Amendment will be binding on the Borrower Parties and Lender and their respective successors and assigns; provided, no obligation or right hereunder shall be assignable by Borrower (whether voluntarily, involuntarily or by operation of law) without the prior written consent of Lender.

[Signature Pages Follow.]

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Bluegreen Resorts

EXECUTED by the parties hereto on the dates set forth in the acknowledgments below, to be effective as of the Effective Date.

Borrower:

Bluegreen Vacations Unlimited, Inc.,
a Florida corporation

By: /s/
Name: Anthony M. Puleo
Title: Vice President and Treasurer

Bluegreen Nevada, LLC,
a Delaware limited liability company

By: /s/
Name: Anthony M. Puleo
Title: Vice President and Treasurer

Bluegreen Corporation,
a Massachusetts corporation

By: /s/
Name: Anthony M. Puleo
Title: Senior Vice President, Chief Financial Officer and Treasurer

FIFTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT)	SIGNATURE PAGE 1
Bluegreen Resorts

Lender:

RESORT Finance AMERICA, LLC,
a Delaware limited liability company

By: /s/
Name:
Title:

FIFTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT)	SIGNATURE PAGE 2
Bluegreen Resorts

Schedule 1

Form of Bluegreen Club 36 Deed of Trust Amendment

[[[Attached]]]

FIFTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT)	SCHEDULE 1, PAGE 1
Bluegreen Resorts

Schedule 2

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

[on Borrower’s letterhead]

To:  Resort Finance America, LLC

        Attn: [Portfolio Manager]

Re:  Compliance Certificate dated [                                      ]

Ladies and Gentlemen:

Reference is made to the following:

(a)  that certain Loan Agreement (including any and all amendments thereto, the “Loan Agreement”) dated as of February 10, 2003, by and between Residential Funding Company, LLC, as the original lender, and Bluegreen Vacations Unlimited, Inc., a Florida corporation (the “Borrower”); and

(b)  the Fifth Modification Agreement (AD&C Loan Agreement) (the “Fifth Modification”), dated as of March 30, 2012, entered into by and among (i) Bluegreen Vacations Unlimited, Inc., a Florida corporation (“Bluegreen Vacations”), (ii) Bluegreen Nevada, LLC, a Delaware limited liability company (“Bluegreen Nevada”) (collectively, “Borrower”), (iii) Bluegreen Corporation, a Massachusetts corporation (“Bluegreen”, and collectively with Borrower, the “Borrower Parties”), and (iv) Resort Finance America, LLC, a Delaware limited liability company (“Lender”), successor-by-assignment to GMAC Commercial Finance, LLC, a Delaware limited liability company (“GMACCF”).

Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

Pursuant to Section 5.2 of the Loan Agreement, as amended by the Fifth Modification, the undersigned officer of each Borrower hereby certifies that:

1.                  The financial information furnished to Lender pursuant to Section 5.2 of the Loan Agreement has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of each Borrower and its Subsidiaries.

2.                  Such officer has reviewed the terms of the Loan Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of each Borrower and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 6.1 of the Loan Agreement.

3.                  Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default.

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Bluegreen Resorts

4.                  The representations and warranties of each Borrower set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date).

5.                  Each Borrower is in compliance with the applicable covenants contained in Section 8 of the Loan Agreement.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, 2012.

Bluegreen Vacations Unlimited, Inc.,

By:
Name: Anthony M. Puleo
Title: Vice President and Treasurer

Bluegreen Nevada, LLC,

By:
Name: Anthony M. Puleo
Title: Vice President and Treasurer

FIFTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT)	SCHEDULE 2-A, PAGE 2
Bluegreen Resorts

Schedule 3

Form of Note Addendum

[[[Attached]]]

FIFTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT)	SCHEDULE 3, PAGE 1
Bluegreen Resorts